BORROWINGS	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS

(a)	Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 30, 2022. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.20%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 18 basis points per annum. As at December 31, 2017, draws on the credit facility were $789 million (2016: $nil) and $106 million of letters of credit were issued (2016: $46 million). Subsequent to year end, Brookfield Infrastructure cancelled $59 million letters of credit.

	Maturity	Annual Rate	Currency	2017	2016
Corporate revolving credit facility	June 30, 2022	LIBOR plus 1.2%	US$	789	—
Medium Term Notes(1):
Current:
Public - Canadian	October 10, 2017	3.5%	C$	—	295
Public - Canadian	October 30, 2018	3.0%	C$	99	93
Non-Current:
Public - Canadian	October 30, 2020	3.5%	C$	298	279
Public - Canadian	March 11, 2022	3.5%	C$	358	335
Public - Canadian	February 22, 2024	3.3%	C$	239	—
Public - Canadian	February 22, 2024	3.3%	C$	318	—
Total				$2,101	$1,002

(1)	See Note 19, Subsidiary Public Issuers for further details.
On April 17, 2017, Brookfield Infrastructure Finance ULC, a wholly-owned subsidiary of Brookfield Infrastructure, issued C$400 million or $309 million of medium-term notes maturing February 22, 2024 with a coupon of 3.3%. The notes were issued at a premium with an effective interest rate of 3.1% per annum, which was swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.0%.
On February 22, 2017, Brookfield Infrastructure Finance ULC, a wholly-owned subsidiary of Brookfield Infrastructure, issued C$300 million or $228 million of medium-term notes maturing February 22, 2024 with a coupon of 3.3%, which was swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.1%.
On October 10, 2017, Brookfield Infrastructure Finance Pty Ltd, a wholly-owned subsidiary of Brookfield Infrastructure, repaid C$400 million or $306 million of medium-term notes.
The strengthening of the Canadian dollar against the U.S. dollar during the twelve-month period ended December 31, 2017 resulted in an increase in corporate borrowings of $79 million from December 31, 2016.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility has an effective date of February 8, 2018 and automatically renews for four consecutive one year terms on the first, second, third and fourth anniversary of such effective date, which would result it in ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. All obligations of Brookfield Infrastructure under the facility were guaranteed by our partnership. Loans under this facility accrued interest on LIBOR plus 2.00% and no commitment fees were incurred for any undrawn balance. As of December 31, 2017, there were $nil (2016: $nil) of borrowings outstanding. Subsequent to year end, Brookfield placed $400 million on deposit with Brookfield Infrastructure through the revolving credit facility.

(b)	Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	Dec. 31, 2017	Dec. 31, 2016
Current	$364	$279
Non-current	7,699	7,045
Total	$8,063	$7,324

Non-recourse borrowings have increased by $739 million since year-end. This increase is attributable to a $379 million increase of foreign denominated debt balances, predominantly the Australian dollar and the British pound, and increased borrowings of $360 million primarily to fund organic growth initiatives.
Subsequent to year end, on February 14, 2018, our North American gas storage operation issued $400 million of senior secured notes due March 31, 2023 with a coupon of 7%.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Energy	Total
2018	—	143	229	372
2019	87	261	222	570
2020	304	210	69	583
2021	461	230	4	695
2022	440	323	4	767
Thereafter	2,358	2,095	647	5,100
Total Principal repayments	3,650	3,262	1,175	8,087
Deferred financing costs and other	(1)	(5)	(18)	(24)
Total - Dec. 31, 2017	$3,649	$3,257	$1,157	$8,063
Total - Dec. 31, 2016	$3,207	$3,163	$954	$7,324
The weighted average interest rate of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities	Transport	Energy	Total
Dec. 31, 2017	4%	5%	5%	5%
Dec. 31, 2016	4%	5%	5%	5%
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2017	Local Currency		Dec. 31, 2016	Local Currency
Australian dollars	$1,013	AUD	1,297	$922	AUD	1,281
British pounds	1,735	GBP	1,283	1,390	GBP	1,125
U.S. dollars	3,087	USD	3,087	3,039	USD	3,039
Chilean Unidad de Fomento(1)	960	UF	22	901	UF	23
Canadian dollars	397	CAD	499	263	CAD	354
Colombian pesos	184	COP	549,384	133	COP	403,030
Peruvian soles	458	PEN	1,483	439	PEN	1,473
Indian rupees	186	INR	11,847	196	INR	13,324
New Zealand dollars	43	NZD	61	41	NZD	59

(1)	Chilean Unidad de Fomento is an inflation adjusted unit of account indexed to the Chilean Peso.

(c)	Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2016	Cash Flows	Acquisition	Foreign Exchange Movement	Fair Value Changes	2017
Corporate borrowings	$1,002	$1,020	$—	$79	$—	$2,101
Non-recourse borrowings	7,324	360	—	379	—	8,063